UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report: June 27, 2007


                          E'PRIME AEROSPACE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Colorado               33-9472-D CO              59-2802081
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(State or other jurisdiction     (Commission        (IRS Employer
        of Incorporation)            File No.)               Identification No.)


                 7627 Leesburg Pike #200, Falls Church, VA 22043
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                   (Address of principal executive offices)

                                 321-269-0900
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                       (Registrant's telephone number)

             2500 S. Washington Ave., Unit 34, Titusville, FL 32796
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        (Former name or former address, if changed since last report)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Officer and Director Changes

     Effective June 9, 2007 Ms. June Nichols was appointed to the Board of Directors and to the position of Secretary/Treasurer. On June 22, 2007 Mr. Barry McFarland was also appointed to the Board of Directors and to the position of Chief Financial Officer. The appointments of Ms. Nichols and Mr. McFarland to the Board of Directors are for one year or until such time as an annual Board Meeting is held.


ITEM 8.01. Other Events

     As stated in a letter dated June 14, 2007, E'Prime Aerospace Corporation has selected Merrill Lynch to provide financial services to the Company.

     Management believes that this selection may enhance the Company's ability to capitalize on current and future operations including forming strategic launch service agreements with the United States Department of Defense (U.S. Air Force); the National Aeronautics and Space Administration (NASA); and commercial customers including telecommunications, aerospace, security, and defense industries.

     Although established in 1987, E'Prime still is a development stage company. E'Prime intends to seek adequate financing, negotiate the sub-agreements for necessary services and launch sites as well as agreements with solid rocket motor manufacturers for the launch vehicles in the Eagle Series and work toward obtaining launch contracts. The commercial launch success of E'Prime is dependent on the occurrence of all these events. There can be no assurance that E'Prime can accomplish its goals or become profitable.


ITEM 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.              Description
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10.1  *         Merrill Lynch letter dated June 14, 2007
10.2  *         Bio of June Nichols
10.3  *         Bio of Barry McFarland
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*  Filed herewith



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         E'Prime Aerospace Corporation


June 27, 2007           /s/James D. Oldham, III
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                        James D. Oldham, III, President